Other Income	12 Months Ended
Jan. 31, 2013
Other Income

(8) Other Income

Other income consisted of the following:

	Years Ended January 31,
(in thousands)	2013	2012	2011
Gain from disposal of property and equipment	3,364	$8,247	$896
Gain on sale of investment securities	—	996	—
Interest income	143	196	201
Currency exchange loss	(1,379)	(310)	(458)
Other	3,716	556	(115)

Total	$5,844	$9,685	$524

On March 21, 2011, the Company sold its operating facility in Fontana, California, with the intent of acquiring and relocating to a new facility. In the interim until a new facility could be purchased, the Company entered into a leasehold agreement of the existing facility. The total gain on the sale of the facility was $6.4 million, of which $1.4 million was deferred to match the expected lease payments under the leasehold agreement. The Company recognized $0.4 million of the deferred gain during the fiscal year ended January 31, 2012. The deferred gain was being recognized over the 36 month term of the lease. In September 2012, the Company terminated the leasehold agreement and recognized the remaining $0.7 million deferred gain on the sale of the facility.

During fiscal year 2012, the Company recognized a gain of $1.0 million on the sale of certain investment securities in Australia. The securities were received in settlement of previously written off accounts receivable.